[ ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit 10.52

AMENDMENT 2 TO WAFER SUPPLY AGREEMENT

This Amendment number 2 (the “Amendment”) is effective as of September 1, 2018 and amends the Wafer Supply Agreement that is effective as of October 1, 2010, as amended by Amendment Number 1 that is effective as of January 1, 2014 (the Wafer Supply Agreement and Amendment Number 1 together “the AGREEMENT”), and is entered into by and between:

(1)
Power Integrations International, Ltd., a Cayman Islands corporation having its principal place of business at 4th Floor, Century Yard, Cricket Square, Elgin Avenue, P.O. Box 32322, Grand Cayman KY1-1209 (“POWER INTEGRATIONS”); and

(1)
X-FAB Semiconductor Foundries GmbH (formerly known as, and successor in interest of X-FAB Semiconductor Foundries AG) having its principal place of business at Haarbergstrasse 67, 99097 Erfurt, Germany (“COMPANY”).

RECITALS
WHEREAS, the parties to this Amendment hereby agree to amend the AGREEMENT; and
WHEREAS, in accordance with Section 18.10 of the AGREEMENT, the AGREEMENT may be amended only by an instrument in writing duly executed by an authorized representative of COMPANY and POWER INTEGRATIONS.
NOW THEREFORE, the parties agree as follows:

AMENDMENT
I.     Addition of section B-2 to Exhibit B.

II.    Section 10.4 is amended by the following:
The actual amount of the [*] paid by PI and received by X-FAB Texas is [*]

III.    A new section 10.6 is created with the following:

10.6	As of [*], PI owns the [*]tool as well as the[*] valued together at [*]thus [*]cost to [*] to be [*]

IV.    Section 13.1 of the AGREEMENT is amended as follows:

13.1	The AGREEMENT shall continue in full force and effect from the Effective Date until [*] unless earlier terminated as provided herein (“Term”).

V.    Section 19.1 is deleted in its entirety and replaced with:

19.1
Subject to the prior written approval of PI, X-FAB Texas will [*] (1) the following [*], which is, (a) [*], (b) [*], (c) [*] (d) [*] (e) [*] and (f) [*] ((a) through (f) collectively the[*]); (2) the installation of the [*]; and (3) the fitting for the [*]. X-FAB Texas will be responsible for the cost of items 2 and 3. Subject to PI’s prior written approval of the specific [*] manufacturers, model numbers, and purchase price (the “ [*]”), PI will reimburse X-FAB Texas for the [*]Cost in accordance with Sections 10.4 and 10.5.

VI. The exclusivity period as specified in Section 19.10 as being [*] is replaced with [*].

VII.    A new Section 19.11 is added to Article 19 as follows:

19.11
During the course of manufacturing of [*]and in order to fulfill the production volume demand, additional [*]may become necessary. Subject to PI’s prior written approval of the specific [*]manufacturers, model numbers, and the price of the additional [*], X‑FAB shall purchase and own such additional [*] and PI shall provide the funds for such[*] to be added to the[*]Cost and to be[*] as defined in Sections 10.4 and 10.5.

[SIGNATURE ON NEXT PAGE]

[ ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed in their respective corporate names by their duly authorized representatives on the date written below.

X-FAB Semiconductor Foundries GmbH	Power Integrations International, Ltd.
Signature: /s/ Loyd L. Whetzel	Signature: /s/ Raja Petrakian
Title: CEO/President: X-FAB Texas, Inc.	Title: President and Director
Date: 1/24/2019	Date: 1/24/2019

[ ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit B-2
PRICES for X-FAB [*] WAFERS

[*] WAFER ([*])
Price: [*]         [*]         [*]

Delivery times: To be agreed after [*] of [*] WAFERS

[*] WAFER
Price: [*]

Delivery times: To be agreed after [*] of [*] WAFERS

MASK TOOLING SET
Price:                        [*]        [*]

[ ] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.